Exhibit 10.2

jackson lewis Attorneys at Law	Representing Management Exclusively in Workplace Law and Related Litigation
Jackson Lewis LLP 59 Maiden Lane 39th Floor New York, New York 10038 Tel 212 545-4000 Fax 212 972-3213 www.jacksonlewis.com	ATLANTA, GA BIRMINGHAM, AL BOSTON, MA CHICAGO, IL CLEVELAND, OH DALLAS, TX DENVER, CO GREENVILLE, SC HARTFORD, CT HOUSTON, TX	LONG ISLAND, NY LOS ANGELES, CA MIAMI, FL MINNEAPOLIS, MN MORRISTOWN, NJ NEW YORK, NY ORANGE COUNTY, CA ORLANDO, FL PITTSBURGH, PA PORTLAND, OR	PROVIDENCE, RI RALEIGH -DURHAM, NC RICHMOND, VA SACRAMENTO, CA SAN FRANCISCO, CA SEATTLE, WA STAMFORD, CT WASHINGTON, DC REGION WHITE PLAINS, NY

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MY EMAIL ADDRESS IS: MOSSP@JACKSONLEWIS.COM

September 14, 2007

HAND DELIVERY

Edward D. Yankovich Jr.

International District 2 Vice President

United Mine Workers of America

113 Roberts Road, Suite B

Grindstone, PA 15442

Re:	Tentative Collective Bargaining Agreement

Dear Mr. Yankovich:

As you know, we represent the Remington Arms Company, Inc. (the “Employer”) for purposes of collective bargaining negotiations concerning certain employees represented by the International Union, United Mine Workers of America (“Union”). Attached please find two (2) versions of the tentative collective bargaining agreement between the Employer and Union (the “Agreement”). The first version indicates the most recent changes from the draft dated September 11, 2007 by text in redline/strikeout. The second version has inserted the redline text and deleted the text in strikeout. Please notify me when the Agreement has been ratified and approved by the membership covered by the Agreement so we can arrange to have the document executed.

In the meantime, so as to enable the Union to conduct a ratification vote, the parties have agreed to extend the term of the current October 12, 2002 collective bargaining agreement between the Employer and the Union until 12:01 AM on September 19, 2007. If this letter correctly reflects our understanding, kindly sign this it and return a copy to me.

Thank you for your assistance in resolving this matter.

Very truly yours,

JACKSON LEWIS LLP

Peter N. Moss

Enclosures

Agreed and accepted

INTERNATIONAL UNION, UNITED MINE WORKERS OF

_/s/ Edward D. Yankovich Jr.________________

By: Edward D. Yankovich Jr.

International District 2 Vice President

United Mine Workers of America